Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of August 9, 2017 among Acushnet Holdings Corp., a Delaware corporation formerly known as Alexandria Holdings Corp. (“Holdings”), Acushnet Company, a Delaware corporation (the “US Borrower”), Acushnet Canada Inc., a company incorporated under the laws of Canada (the “Canadian Borrower”), Acushnet Europe Limited, a company incorporated under the laws of England and Wales (the “UK Borrower” and, together with the US Borrower and the Canadian Borrower, collectively, the “Borrowers” and individually, each a “Borrower”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”) acting with the consent of the Required Lenders (as defined in the Credit Agreement referenced below, the “Required Lenders”), the Lenders listed on the signature pages hereto, each L/C Issuer and the Guarantors listed on the signature pages hereto, and is made with reference to that certain Credit Agreement, dated as of April 27, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, the Borrowers, the lenders from time to time party thereto and the Administrative Agent.  Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement (as defined below).

RECITALS

WHEREAS, pursuant to and in accordance with Section 10.01 of the Credit Agreement, Lenders constituting the Required Lenders (as defined in the Credit Agreement), each L/C Issuer and the other parties hereto have agreed to amend the Credit Agreement as set forth in Section 1.1 of this Amendment (the Credit Agreement as amended hereby, the “Amended Credit Agreement”); and

WHEREAS, the Administrative Agent, the Lenders party hereto, each L/C Issuer and the Loan Parties are willing, on the terms and subject to the conditions set forth herein, to consent to the amendment of the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.     AMENDMENTS TO LOAN DOCUMENTS

1.1        Amendments to Credit Agreement.

The Borrowers, the Lenders party hereto, each L/C Issuer, the Administrative Agent and the other parties hereto agree that on the First Amendment Effective Date (as defined below), the Credit Agreement shall be amended as follows:

(a)         The definition of “Canadian Borrower Sublimit” shall be amended and restated in its entirety as follows:

“Canadian Borrower Sublimit” means an amount equal to the lesser of the Aggregate Commitments of all Revolving Credit Lenders in respect of the Revolving Credit Facility and CDN$35,000,000. The Canadian Borrower Sublimit is part of, and not in addition to, the Revolving Credit Facility.

(b)         The definition of “Letter of Credit Sublimit” shall be amended and restated in its entirety as follows:

“Letter of Credit Sublimit” means $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Credit Facility.

(c)         The definition of “UK Borrower Sublimit” shall be amended and restated in its entirety as follows:

“UK Borrower Sublimit” means an amount equal to the lesser of the Aggregate Commitments of all Revolving Credit Lenders in respect of the Revolving Credit Facility and £30,000,000. The UK Borrower Sublimit is part of, and not in addition to, the Revolving Credit Facility.

SECTION II.     CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective upon the satisfaction or waiver of all of the following conditions precedent (the date of satisfaction or waiver of such conditions being referred to herein as the “First Amendment Effective Date”):

(a)         This Amendment shall have been duly executed by each Borrower, each other Loan Party, the Administrative Agent, Lenders which collectively constitute the Required Lenders and each L/C Issuer and, in each case, duly executed counterparts thereof shall have been delivered to the Administrative Agent.

(b)         The Administrative Agent shall have received from the US Borrower payment in immediately available funds of all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to the Administrative Agent pursuant to Section 10.04 of the Credit Agreement and Section 10.04 of the Amended Credit Agreement, as applicable, in connection with this Amendment and the transactions contemplated hereby.

(c)         The Administrative Agent shall have received a certificate from a Responsible Officer of the US Borrower attesting to the compliance with clauses (d) and (e) of this Section II on the First Amendment Effective Date (which shall be an original, facsimile or “pdf” or similar electronic format unless otherwise specified and in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel).

(d)         The representations and warranties of the Loan Parties set forth in Section III hereof shall be true and correct in all material respects, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects.

(e)         No Default or Event of Default shall exist or be continuing before or after giving effect to this Amendment and the other transactions contemplated hereby.

Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section II, each Lender party hereto and L/C Issuer shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such Lender or L/C Issuer unless, prior to the First Amendment Effective Date, the Administrative Agent receives notice from such Lender or L/C Issuer specifying such Lender’s or L/C Issuer’s objections.

SECTION III.     REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and each of the Lenders party hereto and L/C Issuers to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each Loan Party represents and warrants on and as of the First Amendment Effective Date to the Administrative Agent and each of the Lenders party hereto and L/C Issuers as follows:

3.1        Existence, Qualification and Power.  Each Loan Party and each of its Restricted Subsidiaries (a) is a Person duly organized, incorporated or formed, validly existing and, where applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the other Loan Documents to which it is a party, except in the case of clause (a) (other than with respect to the Borrowers), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

3.2        Authorization; No Contravention.

(a)      The execution, delivery and performance by each Loan Party of this Amendment are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action.

(b)      The execution, delivery and performance by each Loan Party of this Amendment do not and will not (A) contravene the terms of any of such Person’s Organization Documents, (B) conflict with or result in any default, breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) (1) any Junior Financing Documentation or (2) any other Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (C) violate any Law, except with respect to any conflict, default, breach, contravention, payment or violation referred to in clause (B) or (C), to the extent that such conflict, breach, contravention, payment or violation could not reasonably be expected to have a Material Adverse Effect.

3.3        Governmental Authorization; Other Consents.  No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Amendment except (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

3.4        Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party that is party thereto.  This Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of each Loan Party that is party thereto, enforceable against such Loan Party in accordance with its respective terms, except as such enforceability may be limited by Debtor Relief Laws or other Laws affecting creditors’ rights generally and by general principles of equity.

3.5        Incorporation of Representations and Warranties from Loan Documents. The representations and warranties made by any Loan Party in the Credit Agreement and in each other

Loan Document are true and correct in all material respects (and in all respects if qualified by materiality) on and as of the First Amendment Effective Date (except in the case of any representation and warranty which expressly relates to a given date or period, which representation and warranty was true and correct in all material respects (and in all respects if qualified by materiality)  as of the respective date or for the respective period, as the case may be).

3.6        Absence of Defaults.  No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION IV.     ACKNOWLEDGMENT AND CONSENT

Each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all of the Obligations.

Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents to which it is a party, and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment.  Each Loan Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case, as such terms are defined in the applicable Loan Document).

Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.

SECTION V.     MISCELLANEOUS

5.1        Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(a)      On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

(b)      Except as specifically amended by this Amendment, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(c)      The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Amended Credit Agreement or any of the other Loan Documents.

5.2        Headings.  Section headings herein and in the other Loan Documents are included for convenience only, and neither limit nor amplify the provisions of this Amendment or any other Loan Document.

5.3        Loan Document.  This Amendment shall constitute a “Loan Document” under the terms of the Amended Credit Agreement.

5.4        Applicable Law; Miscellaneous.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The provisions of Section 10.16(b) and Section 10.17 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

5.5        Counterparts.    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

5.6        No Novation.  Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by the Amended Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ACUSHNET HOLDINGS CORP., as Holdings

By:	/s/ William C. Burke
Name:	William C. Burke
Title:	Treasurer

ACUSHNET COMPANY, as US Borrower

By:	/s/ Walter R. Uihlein
Name:	Walter R. Uihlein
Title:	President & CEO

ACUSHNET CANADA INC., as Canadian Borrower

By:	/s/ Ted Manning
Name:	Ted Manning
Title:	President

ACUSHNET EUROPE LIMITED, as UK Borrower

By:	/s/ George E. Sine
Name:	George E. Sine
Title:	Director

[Signature Page to First Amendment]

ACUSHNET INTERNATIONAL INC., as Foreign
Guarantor

By:	/s/ William C. Burke
Name:	William C. Burke
Title:	President

AASI INC., as a Subsidiary Guarantor

By:	/s/ William C. Burke
Name:	William C. Burke
Title:	President

WEBB ACQUISITION CO., as a Subsidiary
Guarantor

By:	/s/ William C. Burke
Name:	William B. Burke
Title:	President

ACUSHNET JAPAN INC., as a Subsidiary Guarantor

By:	/s/ William C. Burke
Name:	William C. Burke
Title:	Vice President & Treasurer

[Signature Page to First Amendment]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent, an L/C
Issuer and a Lender

By:	/s/ Christopher Diehl
Name:	Christopher Diehl
Title:	Vice President

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Michael Richards
Name:	Michael Richards
Title:	SVP and Managing Director

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Joon Hur
Name:	Joon Hur
Title:	Vice President

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender

By:	/s/ Deborah Booth
Name:	Deborah Booth
Title:	Executive Director

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Jonathan Kerner
Name:	Jonathan Kerner
Title:	Authorized Signatory

[Signature Page to First Amendment]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mustafa Khan
Name:	Mustafa Khan
Title:	Director

[Signature Page to First Amendment]

BANK OF MONTREAL,
as a Lender

By:	/s/ Marc Maslanka
Name:	Marc Maslanka
Title:	Vice President

[Signature Page to First Amendment]

BANK OF MONTREAL,
as a Lender

By:	/s/ Sean P. Gallaway
Name:	Sean P. Gallaway
Title:	Director

[Signature Page to First Amendment]

BANK OF MONTREAL,
as a Lender

By:	/s/ Anthony Ebdon
Name:	Anthony Ebdon
Title:	MD

By:	/s/ Scott Matthews
Name:	Scott Matthews
Title:	MD

[Signature Page to First Amendment]

BANK OF THE WEST,
as a Lender

By:	/s/ Harry Yergey
Name:	Harry Yergey
Title:	Managing Director

By:	/s/ Michael Weinert
Name:	Michael Weinert
Title:	Director

[Signature Page to First Amendment]

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Trevor H. Williams
Name:	Trevor H. Williams
Title:	Assistant Vice President

[Signature Page to First Amendment]

TD BANK, N.A.,
as a Lender

By:	/s/ Jason Siewert
Name:	Jason Siewert
Title:	Senior Vice President

[Signature Page to First Amendment]

PEOPLE’S UNITED BANK, N.A.,
as a Lender

By:	/s/ Darci Buchanan
Name:	Darci Buchanan
Title:	Senior Vice President

[Signature Page to First Amendment]

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Vice President

[Signature Page to First Amendment]

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

[Signature Page to First Amendment]

NOMURA CORPORATE FUNDING AMERICAS, LLC,
as a Lender

By:	/s/ Andrew Keith
Name:	Andrew Keith
Title:	Executive Director

[Signature Page to First Amendment]